Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 30, 2016 (the “Effective Time”), certain wholly-owned subsidiaries (the “Sellers”) of Halcón Resources Corporation (“Halcón” or the “Company”) executed an Assignment and Assumption Agreement  (the “Assignment Agreement”) with an affiliate of Apollo Global Management (the “Buyer”) pursuant to which the Sellers assigned to Buyer, as of the Effective Time, one hundred percent (100%) of the common shares (the “Membership Interests”) of HK TMS LLC (“HK TMS”), which transaction is referred to as the “HK TMS Divestiture.”  HK TMS was previously a wholly-owned subsidiary of the Company and held all of the Company’s oil and natural gas properties in the Tuscaloosa Marine Shale.  In exchange for the assignment of the Membership Interests, the Buyer assumed all obligations relating to the Membership Interests of HK TMS from and after the Effective Time.

The following unaudited pro forma condensed combined financial information and explanatory notes adjust Halcón’s historical statements of operations to give effect to the HK TMS Divestiture as of January 1, 2015 with respect to the statements of operations information for the six months ended June 30, 2016 and the year ended December 31, 2015 and as of June 30, 2016, with respect to the balance sheet information.  The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or financial position of Halcón that would have been recorded had the HK TMS Divestiture been completed as of the dates presented and should not be taken as representative of future results of operations or financial position of Halcón.  The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in Halcón’s Annual Report on Form 10-K for the year ended December 31, 2015 (audited) and Quarterly Report on Form 10-Q for the six months ended June 30, 2016 (unaudited), as filed with the Securities and Exchange Commission.

Halcón  Resources Corporation and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2016

(in thousands)

		HK TMS Divestiture
	Halcón	Pro Forma		Halcón
	Historical	Adjustments		Pro Forma
Current assets:
Cash	$7,173	$7,069	(1)	$104
Accounts receivable	112,855	1,636	(2)	111,219
Receivables from derivative contracts	135,455	—		135,455
Restricted cash	17,164	16,999	(1)	165
Inventory	1,498	—		1,498
Debt issuance costs, net	5,557	—		5,557
Prepaids and other	8,694	—		8,694
Total current assets	288,396	25,704		262,692
Oil and natural gas properties (full cost method):
Evaluated	7,679,917	507,421	(2)	7,172,496
Unevaluated	1,180,148	—		1,180,148
Gross oil and natural gas properties	8,860,065	507,421		8,352,644
Less - accumulated depletion	(6,779,116)	(493,271	)(2)	(6,285,845)
Net oil and natural gas properties	2,080,949	14,150		2,066,799
Other operating property and equipment:
Gas gathering and other operating assets	100,355	175	(2)	100,180
Less - accumulated depreciation	(23,155)	(76	)(2)	(23,079)
Net other operating property and equipment	77,200	99		77,101
Other noncurrent assets:
Receivables from derivative contracts	5,642	—		5,642
Equity in oil and natural gas partnership	11	—		11
Funds in escrow and other	1,613	—		1,613
Total assets	$2,453,811	$39,953		$2,413,858

Current liabilities:
Accounts payable and accrued liabilities	$242,189	$1,504	(2)	$240,685
Asset retirement obligations	412	—		412
Current portion of long-term debt, net	2,825,807	—		2,825,807
Total current liabilities	3,068,408	1,504		3,066,904
Long-term debt, net	—	—		—
Other noncurrent liabilities:
Liabilities from derivative contracts	194	—		194
Asset retirement obligations	48,554	1,280	(2)	47,274
Other	9,283	9,121	(3)	162
Mezzanine equity:
Redeemable noncontrolling interest	212,503	212,503	(4)	—
Stockholders’ equity (deficit):
Preferred stock	—	—		—
Common stock	12	—		12
Additional paid-in capital	3,288,371	—		3,288,371
Accumulated deficit	(4,173,514)	(184,455	)(5)	(3,989,059)
Total stockholders’ equity (deficit)	(885,131)	(184,455)		(700,676)
Total liabilities and stockholders’ equity (deficit)	$2,453,811	$39,953		$2,413,858

Halcón  Resources Corporation and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2016

(in thousands, except per share amounts)

		HK TMS Divestiture
	Halcón	Pro Forma		Halcón
	Historical	Adjustments		Pro Forma
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$174,062	$3,617	(6)	$170,445
Natural gas	6,901	—		6,901
Natural gas liquids	5,441	—		5,441
Total oil, natural gas and natural gas liquids sales	186,404	3,617		182,787
Other	1,092	1	(6)	1,091
Total operating revenues	187,496	3,618		183,878
Operating expenses:
Production:
Lease operating	37,559	760	(7)	36,799
Workover and other	15,706	14	(7)	15,692
Taxes other than income	17,011	220	(7)	16,791
Gathering and other	21,903	4	(7)	21,899
Restructuring	5,073	—		5,073
General and administrative	66,324	78	(7)	66,246
Depletion, depreciation and accretion	94,937	3,640	(8)	91,297
Full cost ceiling impairment	754,769	83,941	(8)	670,828
Other operating property and equipment impairment	28,056	—		28,056
Total operating expenses	1,041,338	88,657		952,681
Income (loss) from operations	(853,842)	(85,039)		(768,803)
Other income (expenses):
Net gain (loss) on derivative contracts	(35,781)	—		(35,781)
Interest expense and other, net	(106,113)	(3,003	)(3)	(103,110)
Gain (loss) on extinguishment of debt	81,434	—		81,434
Total other income (expenses)	(60,460)	(3,003)		(57,457)
Income (loss) before income taxes	(914,302)	(88,042)		(826,260)
Income tax benefit (provision)	—	—		—
Net income (loss)	(914,302)	(88,042)		(826,260)
Series A preferred dividends	(6,396)	—		(6,396)
Preferred dividends and accretion on redeemable noncontrolling interest	(28,517)	(28,517	)(9)	—
Net income (loss) available to common stockholders	$(949,215)	$(116,559)		$(832,656)

Net income (loss) per share of common stock:
Basic	$(7.89)			$(6.92)
Diluted	$(7.89)			$(6.92)
Weighted average common shares outstanding:
Basic	120,360			120,360
Diluted	120,360			120,360

Halcón  Resources Corporation and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2015

(in thousands, except per share amounts)

		HK TMS Divestiture
	Halcón	Pro Forma		Halcón
	Historical	Adjustments		Pro Forma
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$512,346	$16,701	(6)	$495,645
Natural gas	22,509	—		22,509
Natural gas liquids	13,624	—		13,624
Total oil, natural gas and natural gas liquids sales	548,479	16,701		531,778
Other	1,799	—		1,799
Total operating revenues	550,278	16,701		533,577
Operating expenses:
Production:
Lease operating	103,590	2,287	(7)	101,303
Workover and other	20,862	43	(7)	20,819
Taxes other than income	48,890	945	(7)	47,945
Gathering and other	40,281	—		40,281
Restructuring	2,886	—		2,886
General and administrative	87,766	253	(7)	87,513
Depletion, depreciation and accretion	364,204	15,010	(8)	349,194
Full cost ceiling impairment	2,626,305	235,378	(8)	2,390,927
Total operating expenses	3,294,784	253,916		3,040,868
Income (loss) from operations	(2,744,506)	(237,215)		(2,507,291)
Other income (expenses):
Net gain (loss) on derivative contracts	310,264	—		310,264
Interest expense and other, net	(232,878)	(2,735	)(3)	(230,143)
Gain (loss) on extinguishment of debt	761,804	—		761,804
Gain (loss) on extinguishment of Convertible Note and modification of February 2012 Warrants	(8,219)	—		(8,219)
Total other income (expenses)	830,971	(2,735)		833,706
Income (loss) before income taxes	(1,913,535)	(239,950)		(1,673,585)
Income tax benefit (provision)	(9,086)	—		(9,086)
Net income (loss)	(1,922,621)	(239,950)		(1,682,671)
Series A preferred dividends	(17,517)	—		(17,517)
Preferred dividends and accretion on redeemable noncontrolling interest	(66,820)	(66,820	)(9)	—
Net income (loss) available to common stockholders	$(2,006,958)	$(306,770)		$(1,700,188)

Net income (loss) per share of common stock:
Basic	$(18.66)			$(15.81)
Diluted	$(18.66)			$(15.81)
Weighted average common shares outstanding:
Basic	107,531			107,531
Diluted	107,531			107,531

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(1)         Eliminates cash and restricted cash of HK TMS.

(2)         Eliminates assets and liabilities attributable to HK TMS, including accounts receivable, oil and natural gas properties, other operating property and equipment, accounts payable, and asset retirement obligations.

(3)         Eliminates HK TMS’s embedded derivative liability, which was recorded at fair value in the financial statements.

(4)         Eliminates the HK TMS preferred shares. As of June 30, 2016, 172,294 preferred shares were outstanding.  The historical preferred shares were accreted up to the estimated required redemption value through June 30, 2016.

(5)         Eliminates HK TMS’s historical accumulated deficit.

(6)         Eliminates operating revenues of HK TMS.

(7)         Eliminates operating and administrative expenses of HK TMS.

(8)         Eliminates depletion expense and the full cost ceiling impairments incurred by HK TMS on its oil and natural gas properties.

(9)         Eliminates the preferred dividends and the accretion of the preferred shares to the required redemption value.